LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                           ENDED AUGUST 31, 2000

Seeks high current income and preservation of capital.

KEMPER SHORT-TERM
U.S. GOVERNMENT FUND

  "This summer we decided to extend the fund's duration by roughly 10 percent to
       2.1 years as economic data began to reflect a cooling economy and further
                                        Federal Reserve action seemed unlikely."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

11
PORTFOLIO STATISTICS

12
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS

17
FINANCIAL HIGHLIGHTS

19
NOTES TO FINANCIAL STATEMENTS

23
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER SHORT-TERM U.S.
 GOVERNMENT FUND TOTAL RETURNS
 FOR THE YEAR ENDED AUGUST 31, 2000
 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                                                                            LIPPER SHORT U.S.
                                                                                                            GOVERNMENT FUNDS
                   CLASS A                               CLASS B                    CLASS C                 CATEGORY AVERAGE*
----------------------------------------------   -----------------------     ----------------------         -----------------
5.16%                                                     4.57%                       4.43%                       5.61%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
*LIPPER, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    8/31/00   8/31/99
 .........................................................
    KEMPER SHORT-TERM U.S.
    GOVERNMENT FUND CLASS A           $7.97     $7.99
 .........................................................
    KEMPER SHORT-TERM U.S.
    GOVERNMENT FUND CLASS B           $8.00     $8.01
 .........................................................
    KEMPER SHORT-TERM U.S.
    GOVERNMENT FUND CLASS C           $8.00     $8.02
 .........................................................

 KEMPER SHORT-TERM U.S. GOVERNMENT
 FUND RANKINGS AS OF 8/31/00
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SHORT U.S. GOVERNMENT FUNDS
 CATEGORY*

                         CLASS A            CLASS B            CLASS C
 ..............................................................................
    1-YEAR           #55 of 72 funds    #62 of 72 funds    #65 of 72 funds
 ..............................................................................
    5-YEAR           #45 of 52 funds    #52 of 52 funds    #51 of 52 funds
 ..............................................................................
    10-YEAR          #6 of 14 funds           n/a                n/a
 ..............................................................................

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF AUGUST 31, 2000.

                                  CLASS A               CLASS B               CLASS C
 ................................................................................................
    ONE-YEAR INCOME:               $0.420                $0.360                $0.370
 ................................................................................................
    AUGUST DIVIDEND:              $0.0410               $0.0361               $0.0367
 ................................................................................................
    ANNUALIZED
    DISTRIBUTION RATE:+            6.17%                 5.42%                 5.51%
 ................................................................................................
    SEC YIELD:+                    5.50%                 5.05%                 5.07%
 ................................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON AUGUST 31, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED AUGUST 31, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

TERMS TO KNOW

 MORNINGSTAR FIXED INCOME STYLE BOX(TM)

[MORNINGSTAR FIXED INCOME  Source: Data provided by Morningstar, Inc.,
STYLE BOX]                 Chicago, IL, 312-696-6000. The Fixed-Income Style
                           Box placement is based on a fund's average
                           effective maturity or duration and the average
                           credit rating of the bond portfolio.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONG- TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS. CATEGORY
                           PLACEMENTS OF NEW FUNDS ARE ESTIMATED. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF
                           INVESTMENT POLICIES.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00 percent to 6.00 percent is 100 basis points.

DURATION A measure of the interest-rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.
GROSS DOMESTIC PRODUCT (GDP) The market value of goods and services produced by a country during a specified period. It acts as a useful gauge when measuring the strength of an economy, especially when comparing different time periods.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar-value change over the period.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy put on more speed than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, we estimate that the economy grew at a rate of less 3 percent rate during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Everyone's talking about oil prices, and with good reason: They have a particularly pernicious history of disrupting the economy. Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of gross domestic product (GDP) as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and corporate treasurers are finding it easily. Banks increased business lending by 11.5 percent in the past year, and the bond markets are healthy, with only the lowest credit-quality companies experiencing any difficulty issuing bonds. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in August were up more than 15 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge (thanks to higher rates and all that new debt). Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (9/30/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.80                   6.30                   5.90                   4.80
Prime rate (2)                                  9.50                   9.00                   8.25                   8.50
Inflation rate (3)*                             3.30                   3.20                   2.30                   1.70
The U.S. dollar (4)                             8.40                   0.60                  -3.30                   4.10
Capital goods orders (5)*                      16.10                   8.40                   1.90                  15.60
Industrial production (5)*                      5.80                   5.30                   3.10                   4.40
Employment growth (6)                           1.90                   2.30                   2.20                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 8/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  Fiscal policy is likely to be more stimulative no matter who wins the presidential election. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists aren't running for office. Politicians are. And inflation risk is about the last thing on the minds of politicians in the heat of their election campaigns. They want to win votes, and the time-tested way to do so is to make promises. Whatever their political differences, neither candidate is planning a lot of fiscal restraint. The good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest. And even then, each candidate's plan maintains a portion of the surplus stemming from Social Security receipts -- a surplus that should reach new heights in 2001.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement) rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers won't stay out of the shopping centers and restaurants for long. We expect consumer spending growth to move back above 3 percent by early next year and stay there.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, growth should pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but banks and the bond market are still lending freely. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 5, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

PERFORMANCE UPDATE
[Vanderberg PHOTO]

RICHARD VANDENBERG IS LEAD PORTFOLIO MANAGER OF KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1996 AND IS A MANAGING DIRECTOR. HE HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.
[DUGENSKE PHOTO]
JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC., JOINING THE FIRM IN 1998.
[DOLAN PHOTO]
SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1989 AND IS A VICE PRESIDENT.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

                             THE FEDERAL RESERVE BOARD'S RESOLVE TO FIGHT
                             INFLATION LED TO A SHARP INCREASE IN THE FEDERAL FUNDS RATE AND OTHER SHORT-TERM INTEREST RATES DURING THE PAST FISCAL YEAR. IN THE FOLLOWING DISCUSSION, KEMPER SHORT-TERM U.S. GOVERNMENT FUND'S MANAGEMENT TEAM DISCUSSES FUND AND MARKET PERFORMANCE IN THIS ENVIRONMENT.

Q     HOW DID THE SHORT-TERM GOVERNMENT BOND MARKET BEHAVE BETWEEN AUGUST 1999
AND AUGUST 2000?

A     Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target by 125 basis points (1.25 percent) to 6.50 percent. However, between the end of August 1999 and the end of August 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. By August 31, 2000, three-month Treasury bills yielded
6.30 percent, some 58 basis points more than 10-year Treasury bonds. Mortgage interest rates for consumers reached their highest levels in five years, while housing and related consumer spending activity remained strong. Oil prices soared past $35 a barrel. Overall consumer prices were relatively tame, but as the fiscal year drew to a close, many economists remained concerned about the inflationary impact of high oil prices and natural gas shortages.

Q     HOW DID KEMPER SHORT-TERM U.S. GOVERNMENT FUND PERFORM IN THIS
ENVIRONMENT?

A     Kemper Short-Term U.S. Government Fund's total return of 5.16 percent (for
Class A shares, unadjusted for a sales charge) was less than the average return of comparable mutual funds investing in short-term government securities for the 12-month period ended August 31, 2000. The unmanaged Merrill Lynch 1-3 Year Government Bond index rose 5.76 percent for the period, while the average fund rose 5.61 percent.

  During the first half of fiscal year 2000, the fund's average duration positioning helped it outperform in a climate of rapidly rising interest rates. As interest rates began to decline in the spring, we increased duration. However, the fund's defensive posture did not allow it to capture as much capital appreciation potential as many of its peers.

Q     IN WHAT TYPES OF SECURITIES DID THE FUND INVEST?

A     The portfolio consisted of high-quality (AAA/Aaa-rated)* government securities such as U.S. Treasuries, Ginnie Maes (bonds issued by the Government National Mortgage Association, or GNMA) and agency-issued debt. Within the mortgage market, we focused on securities with well-defined structures and, through our selection process, attempted to avoid exposing the fund to adverse risks. GNMA mortgage securities generally did well this past year 2000 because of their superior income characteristics and because relatively few home owners refinanced their properties.

  Overall, short-term securities were the sweet spot of the yield curve for risk-sensitive, income-oriented investors this past year. Income potential rose sharply, and price volatility was

PERFORMANCE UPDATE

modest. By positioning the fund's portfolio in securities maturing in three years or less, we successfully avoided most of the bond market's volatility.

*SOURCE OF RATINGS: STANDARD & POOR'S AND MOODY'S

Q     THE FEDERAL RESERVE HASN'T RAISED INTEREST RATES SINCE MAY. HAS THIS HAD
ANY EFFECT ON YOUR INVESTMENT DECISIONS?

A     This summer we decided to extend the fund's duration (sensitivity to interest rates) by roughly 10 percent to 2.1 years as economic data began to reflect a cooling economy and further Federal Reserve action seemed unlikely. Among the data that influenced our decision was the National Association of Purchasing Managers' August survey of manufacturing activity, which fell to its lowest level in more than 18 months. Another factor was slower employment growth resulting from a recent decline in nonfarm payrolls.
U.S. Treasury Yields
Yields on short-term Treasuries rose substantially in the past year while long-term bonds yields fell.
[BAR GRAPH]

                                                         8/31/00                     2/29/00                     8/31/99
                                                         -------                     -------                     -------
3 Month                                                   6.30                        5.78                        4.96
6 Month                                                   6.37                        6.02                        5.21
1 Year                                                    6.21                        6.23                        5.28
2 Year                                                    6.15                        6.53                        5.73
5 Year                                                    5.96                        6.60                        5.87
10 Year                                                   5.72                        6.41                        5.98
30 Year                                                   5.67                        6.15                        6.07

Source: Bloomberg Business News

  During the second half of fiscal year 2000, we adjusted the fund's allocations to mortgages and Treasuries. We significantly increased the fund's position in GNMA mortgages from 6 percent to about 25 percent as of August 31, 2000. We are focusing on higher-coupon GNMAs -- bonds with a 9 percent coupon versus the 7 percent coupon bonds that we previously favored. We also increased the portfolio's weighting in three- to five-year Treasuries from 7 percent to 13 percent of the portfolio this past summer.

  Since February, we have also reduced the fund's weighting in high-quality floating-rate government securities, replacing them with fixed-rate securities. We purchased floating-rate securities as a defensive measure back when the Federal Reserve was aggressively raising interest rates.

Q     IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT TOTAL RETURN FROM BONDS?

A     Generally, a 100-basis-point increase in interest rates translates into a price decline of slightly more than 1 percent for a bond or fixed-income mutual fund that has a duration of one year. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk and, for mortgage securities, the risk that borrowers will prepay loans. (Operating expenses also have an effect on mutual fund net asset values.) We think a period of stable interest rates would be beneficial for the fund. Typically, mortgages outperform Treasuries in a stable rate

PERFORMANCE UPDATE

environment because investors are more willing to assume some risk in exchange for higher yield. We believe the fund's increased mortgage position may serve us well in such an environment.

Q     DURING THE PAST YEAR THE TREASURY BEGAN BUYING BACK LONG-TERM BONDS, AND
THIS HELPED BOOST LONG-TERM BOND PRICES. WHAT EFFECT DO YOU THINK THE GOVERNMENT'S BUYBACK PROGRAM WILL HAVE IN THE COMING MONTHS?

A     We expect the supply of Treasuries to dwindle. Although the buybacks involve long-term bonds and the fund's Treasury holdings are strictly short-term, we still expect to benefit from the buybacks. During the second half of fiscal year 2000, we purchased callable Treasuries as a way to take advantage of the buybacks. The Treasury Department has recently included callable Treasuries in reverse auctions, the mechanism for the buybacks.

Q     WHAT'S YOUR OVERALL OUTLOOK FOR THE YEAR AHEAD?

A     While it appears that the Federal Reserve has tamed inflation for the moment and that U.S. economic growth is slowing, a lot of variables remain that could cause a resurgence in interest rates, particularly energy, national fiscal policy and relatively high levels of consumer consumption. Higher oil prices usually translate into increased inflation risk. However, we are encouraged by other strong trends in the economy that have been supportive of low inflation, particularly high productivity levels. Another factor is that in a few weeks, we'll see the fruits of this fall's national election, an event that has the potential to quickly change economic, equity market and interest-rate expectations.

  At the start of fiscal year 2000, 10-year Treasuries yielded 5.98 percent, 102 basis points higher than three-month Treasury bills (4.96 percent). By August 31, 2000, the yield curve had completely inverted so that three-month Treasury bills yielded more than any other segment of the curve. While the Treasury's buyback program should support long-term Treasury prices in the coming months, history has shown that the yield curve does not remain inverted for an extended period.

  If short-term interest rates fall, we believe that Kemper Short-Term U.S. Government Fund could be in a strong position to benefit. We are comfortable with a positioning that can allow us to provide an attractive level of income consistent with our efforts to preserve principal. For investors seeking to reduce the volatility of an overall bond or equity portfolio, we believe the fund could be an attractive alternative.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED 8/31/00 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                  1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
-------------------------------------------------------------------------------------------
    KEMPER SHORT-TERM
    U.S. GOVERNMENT A              2.22%    3.84%    5.59%        5.70%     (since 9/1/87)
 ...........................................................................................
    KEMPER SHORT-TERM
    U.S. GOVERNMENT B              1.57%    3.51%     n/a         3.77%     (since 5/31/94)
 ...........................................................................................
    KEMPER SHORT-TERM
    U.S. GOVERNMENT C              4.43%    3.70%     n/a         3.81%     (since 5/31/94)
 ...........................................................................................

KEMPER SHORT-TERM US GOVERNMENT FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 9/30/87 to 8/31/00
[LINE GRAPH]

                                                  KEMPER SHORT-TERM US
                                                  GOVERNMENT FUND CLASS      MERRILL LYNCH 1-3 YEAR         US CONSUMER PRICE
                                                           A1                   GOVERNMENT INDEX*                INDEX+
                                                  ---------------------      ----------------------         -----------------
9/30/87                                                    9652                       10000                       10000
12/31/91                                                  14185                       14932                       11991
12/31/96                                                  17856                       19608                       13791
8/31/00                                                   20693                       24079                       15012

KEMPER SHORT-TERM US GOVERNMENT FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/84 to 8/31/0
[LINE GRAPH]

                                                  KEMPER SHORT-TERM US
                                                  GOVERNMENT FUND CLASS      MERRILL LYNCH 1-3 YEAR         US CONSUMER PRICE
                                                           B1                   GOVERNMENT INDEX*                INDEX+
                                                  ---------------------      ----------------------         -----------------
5/31/94                                                   10000                       10000                       10000
12/31/95                                                  10744                       11243                       10407
12/31/97                                                  11738                       12588                       10936
8/31/00                                                   12606                       14494                       11704

KEMPER SHORT-TERM US GOVERNMENT FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 8/31/99
[LINE GRAPH]

                                                  KEMPER SHORT-TERM US
                                                  GOVERNMENT FUND CLASS      MERRILL LYNCH 1-3 YEAR         US CONSUMER PRICE
                                                           C1                   GOVERNMENT INDEX*                INDEX+
                                                  ---------------------      ----------------------         -----------------
5/31/94                                                   10000                       10000                       10000
12/31/95                                                  10750                       11243                       10407
12/31/97                                                  11779                       12588                       10936
8/31/00                                                   12638                       14494                       11704

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUES WILL FLUCTUATE, SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES
 NET INVESTMENT INCOME AND CAPITAL GAIN
 OR LOSS FROM PORTFOLIO INVESTMENTS,
 ASSUMING REINVESTMENT OF DIVIDENDS AND,
 FOR CLASS A SHARES, ADJUSTMENT FOR THE
 MAXIMUM SALES CHARGE OF 3.5% AND, FOR
 CLASS B SHARES, ADJUSTMENT FOR THE
 APPLICABLE CONTINGENT DEFERRED SALES
 CHARGE (CDSC) AS FOLLOWS: 1-YEAR, 3%;
 5-YEAR, 1%; SINCE INCEPTION, 0%; FOR
 CLASS C SHARES, NO ADJUSTMENT FOR SALES
 CHARGE APPLIES. THE MAXIMUM CLASS B
 SHARE CDSC IS 4%. FOR CLASS C SHARES
 THERE IS A 1% CDSC ON CERTAIN
 REDEMPTIONS WITHIN THE FIRST YEAR OF
 PURCHASE.

PLEASE NOTE THAT KEMPER SHORT-TERM U.S.
GOVERNMENT FUND WAS PREVIOUSLY KEMPER
ENHANCED GOVERNMENT INCOME FUND. THE
FUND'S INVESTMENT OBJECTIVE AND POLICIES
WERE CHANGED ON JANUARY 1, 1992. PRIOR
TO THE CHANGES, THE FUND'S OBJECTIVE WAS
TO SEEK HIGH CURRENT RETURN BY INVESTING
PRIMARILY IN U.S. GOVERNMENT SECURITIES.
SINCE THE CHANGE, THE FUND'S OBJECTIVE
HAS BEEN TO SEEK HIGH CURRENT INCOME
CONSISTENT WITH LOW VOLATILITY OF
PRINCIPAL. THE FUND SEEKS ITS NEW
OBJECTIVE BY INVESTING PRIMARILY IN
ADJUSTABLE-RATE U.S. GOVERNMENT
SECURITIES. THE FIRST CHART REPRESENTS
THE LIFE-OF-FUND PERFORMANCE (SINCE
SEPTEMBER 1, 1987), AND THE FOLLOWING
CHARTS REPRESENT THE FUND'S PERFORMANCE
UNDER ITS NEW OBJECTIVE (SINCE JANUARY
1, 1992).

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    APPLICABLE SALES CHARGE IN EFFECT AT
    THE END OF THE PERIOD. IN COMPARING
    KEMPER SHORT-TERM U.S. GOVERNMENT
    FUND PERFORMANCE WITH THE LEHMAN
    BROTHERS ADJUSTABLE RATE INDEX, YOU
    SHOULD ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 *  THE MERRILL LYNCH 1-3 YEAR
    GOVERNMENT INDEX IS A TOTAL-RETURN
    INDEX CONSISTING OF SHORT-TERM U.S.
    TREASURY SECURITIES MATURING IN 1 TO
    3 YEARS WITH COUPONS HIGHER THAN
    4.25%. IT IS CONSIDERED GENERALLY
    REPRESENTATIVE OF THE MARKET FOR
    THESE SECURITIES. SOURCE IS
    WIESENBERGER(R).

 + THE U.S. CONSUMER PRICE INDEX IS A
   STATISTICAL MEASURE OF CHANGE, OVER
   TIME, IN THE PRICES OF GOODS AND
   SERVICES IN MAJOR EXPENDITURE GROUPS
   FOR ALL URBAN CONSUMERS. SOURCE IS
   WIESENBERGER(R).

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                       ON 8/31/00              ON 8/31/99
    MORTGAGE-BACKED SECURITIES             66%                     39%
 ................................................................................
    U.S. TREASURIES                        13                      40
 ................................................................................
    ASSET-BACKED SECURITIES                12                      10
 ................................................................................
    FOREIGN GOVERNMENT SECURITIES           8                      10
 ................................................................................
    CASH AND EQUIVALENTS                    1                       1
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY

                                       ON 8/31/00              ON 8/31/99
    AVERAGE MATURITY                   4.4 years               2.5 years
 ................................................................................
    AVERAGE DURATION                   2.1 years               1.9 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SHORT-TERM U.S. GOVERNMENT FUND
Portfolio of Investments at August 31, 2000

    SHORT-TERM INVESTMENTS--0.9%                                                          PRINCIPAL AMOUNT      VALUE

    REPURCHASE AGREEMENT--0.1%
                                       State Street Bank and Trust Company, 6.57%, to be
                                         repurchased at $119,022 on 9/1/2000 (b)            $   119,000      $    119,000
                                       --------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    SHORT-TERM NOTES--0.8%
                                       Student Loan Marketing Association, 6.51%,
                                         09/1/2000                                            1,400,000         1,400,000
                                       --------------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM INVESTMENTS
                                       (Cost $1,519,000)                                                        1,519,000
                                       --------------------------------------------------------------------------------------
    U.S. TREASURY OBLIGATIONS--13.3%
                                       U.S. Treasury Bonds:
                                       6.5%, 2/15/2010                                        9,150,000         9,553,149
                                       10.375%, 11/15/2012                                    3,100,000         3,853,207
                                       U.S. Treasury Notes:
                                       6.125%, 8/15/2007                                      3,600,000         3,628,692
                                       6.75%, 5/15/2005                                       4,500,000         4,639,230
                                       --------------------------------------------------------------------------------------
                                       TOTAL U.S. TREASURY OBLIGATIONS
                                       (Cost $21,364,116)                                                      21,674,278
                                       --------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATIONS--25.3%
                                       Government National Mortgage Association
                                         Pass-thrus:
                                       6.5% with various maturities to 7/15/2029                209,335           200,896
                                       6.92%, 9/20/2024                                       2,187,310         2,194,134
                                       7% with various maturities to 1/15/2029                1,220,179         1,197,910
                                       8% with various maturities to 7/15/2015                1,999,999         2,039,999
                                       8.5% with various maturities to 9/1/2030                 490,987           502,878
                                       9% with various maturities to 9/1/2030                33,938,481        35,147,620
                                       9.5% with various maturities to 11/15/2020                21,864            22,862
                                       --------------------------------------------------------------------------------------
                                       TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATIONS
                                       (Cost $41,169,178)                                                      41,306,299
                                       --------------------------------------------------------------------------------------
    U. S. GOVERNMENT AGENCY PASS-THRUS--40.9%
                                       Federal Home Loan Mortgage Corp.:
                                       6% with various maturities to 12/15/2009              29,935,716        29,483,455
                                       6.75% with various maturities to 8/15/2016             3,000,000         2,979,360
                                       6.77% with various maturities to 5/25/2030             8,617,347         8,624,079
                                       7.06% with various maturities to 6/25/2016             2,000,000         1,996,562
                                       11% with various maturities to 12/1/2014                   1,392             1,399
                                       Federal National Mortgage Association:
                                       5.5%, 2/25/2021                                       11,151,006        10,788,598
                                       6% with various maturities to 1/20/2019                3,200,000         3,114,976
                                       6.5%, 9/17/09                                          5,000,000         4,818,750
                                       6.75% with various maturities to 8/15/2002             3,000,000         3,003,270
                                       7% with various maturities to 7/15/2005                1,900,000         1,917,803
                                       --------------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                       (Cost $67,304,392)                                                      66,728,252
                                       --------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

    ASSET BACKED(C)--12.1%                                                                PRINCIPAL AMOUNT      VALUE

    MISCELLANEOUS--5.4%
                                       Coast-Plymouth Tax Lien Capital, LLC, 6.76%,
                                         11/15/2004                                         $ 1,810,759      $  1,802,267
                                       EQCC Home Equity Loan Trust, 6.88%, 7/15/2014          5,120,000         5,097,574
                                       Residential Asset Securities Corp., 7.18%,
                                         1/25/2025                                            2,000,000         1,983,438
                                       --------------------------------------------------------------------------------------
                                                                                                                8,883,279
-----------------------------------------------------------------------------------------------------------------------------

    AUTOMOBILE RECEIVABLES--4.2%
                                       Capital Automobile Receivable Asset Trust,
                                         Series 1999-1 A2, 5.58%, 6/15/2002                   3,668,362         3,645,435
                                       Ford Credit Auto Owner Trust, Series 2000-C, A4,
                                         7.24%, 2/15/2004                                     1,400,000         1,410,934
                                       Toyota Auto Receivables Owner Trust,
                                         Series 2000-C, A4, 7.21%, 4/15/2007                  1,800,000         1,813,781
                                       --------------------------------------------------------------------------------------
                                                                                                                6,870,150
-----------------------------------------------------------------------------------------------------------------------------

    CREDIT CARD RECEIVABLES--2.5%
                                       Discover Card Master Trust I, Series 1996-4 A,
                                         6.994%, 10/16/2013                                   1,600,000         1,608,992
                                       MBNA Master Credit Card Trust, 6.899%,
                                         8/15/2003                                            2,500,000         2,500,000
                                       --------------------------------------------------------------------------------------
                                                                                                                4,108,992
                                       --------------------------------------------------------------------------------------
                                       TOTAL ASSET BACKED
                                       (Cost $19,936,139)                                                      19,862,421
                                       --------------------------------------------------------------------------------------
    FOREIGN GOVERNMENT OBLIGATIONS--7.5%
                                       Government Trust Certificates:
                                       9.25%, 11/15/2001                                      8,917,940         9,072,756
                                       9.4%, 5/15/2002                                        3,115,374         3,150,578
                                       --------------------------------------------------------------------------------------
                                       TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                       (Cost $12,597,341)                                                      12,223,334
                                       --------------------------------------------------------------------------------------
                                                                                          NUMBER OF
    PURCHASED OPTIONS--0.0%                                                               CONTRACTS
                                       Euro Put Option, strike price at 92.75, expires
                                         9/15/2001 (cost $71,200)                                   200             2,500
                                       --------------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                         (Cost $163,961,366) (a)                                              163,316,084
                                       --------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $164,038,928. At August 31, 2000, net unrealized depreciation for all securities based on tax cost was $722,844. This consisted of gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,190,673 and gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $467,829.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(c) The Fund may invest up to 35% of its total assets in fixed income securities other than U.S. Government securities.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2000

ASSETS
Investments in securities, at value (cost $163,961,366)         $163,316,084
----------------------------------------------------------------------------
Cash                                                                     675
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      110,391
----------------------------------------------------------------------------
Receivable for investments sold                                    6,182,337
----------------------------------------------------------------------------
Interest receivable                                                1,218,340
----------------------------------------------------------------------------
Other assets                                                             141
----------------------------------------------------------------------------
TOTAL ASSETS                                                     170,827,968
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  6,228,750
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     825,755
----------------------------------------------------------------------------
Accrued management fee                                               105,076
----------------------------------------------------------------------------
Other accrued expenses and payables                                  271,820
----------------------------------------------------------------------------
Total liabilities                                                  7,431,401
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $163,396,567
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $    214,535
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments           (645,282)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (15,155,859)
----------------------------------------------------------------------------
Paid-in capital                                                  178,983,173
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $163,396,567
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($121,333,551 / 15,228,804 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                   $7.97
----------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE (100/97.25 of $7.97)                  $8.20
----------------------------------------------------------------------------
CLASS B SHARES
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (subject to contingent deferred sales charge) per share ($34,952,443 +
  4,366,973 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $8.00
----------------------------------------------------------------------------
CLASS C SHARES
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (subject to contingent deferred sales charge) per share ($7,110,573 +
  888,957 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $8.00
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended August 31, 2000

INVESTMENT INCOME
Interest                                                        $12,297,351
---------------------------------------------------------------------------
Expenses:
Management fee                                                    1,026,842
---------------------------------------------------------------------------
Services to shareholders                                            461,305
---------------------------------------------------------------------------
Custodian fee                                                        10,132
---------------------------------------------------------------------------
Distribution services fees                                          382,902
---------------------------------------------------------------------------
Administrative services fees                                        432,195
---------------------------------------------------------------------------
Auditing                                                             57,669
---------------------------------------------------------------------------
Legal                                                                 2,566
---------------------------------------------------------------------------
Trustees' fees and expenses                                          11,570
---------------------------------------------------------------------------
Reports to shareholders                                             170,994
---------------------------------------------------------------------------
Registration fees                                                   133,252
---------------------------------------------------------------------------
Other                                                                 7,707
---------------------------------------------------------------------------
Total expenses, before expense reductions                         2,697,134
---------------------------------------------------------------------------
Expense reductions                                                  (15,187)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          2,681,947
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                             9,615,404
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (2,722,592)
---------------------------------------------------------------------------
Futures                                                            (154,482)
---------------------------------------------------------------------------
                                                                 (2,877,074)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       2,079,823
---------------------------------------------------------------------------
Futures                                                             (40,530)
---------------------------------------------------------------------------
                                                                  2,039,293
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (837,781)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 8,777,623
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED AUGUST 31,
                                                                -------------------------------------
                                                                    2000                     1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $   9,615,404               6,552,357
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                           (2,877,074)             (3,143,969)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      2,039,293              (2,342,900)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          8,777,623               1,065,488
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income
  Class A                                                          (7,151,664)             (4,932,995)
-----------------------------------------------------------------------------------------------------
  Class B                                                          (1,909,007)             (1,334,327)
-----------------------------------------------------------------------------------------------------
  Class C                                                            (306,521)               (212,821)
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         179,074,092              96,716,671
-----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       7,422,481               5,078,364
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (223,924,494)           (134,054,592)
-----------------------------------------------------------------------------------------------------
Shares issued in acquisition                                               --             169,781,407
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (37,427,921)            137,521,850
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (38,017,490)            132,107,195
-----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 201,414,057              69,306,862
-----------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $214,535 and $207,084, respectively)       $ 163,396,567             201,414,057
-----------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                       CLASS A
                                                              YEAR ENDED AUGUST 31,
                                                  ---------------------------------------------
                                                    2000      1999      1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $   7.99      8.19     8.31     8.22     8.30
---------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           .43(b)     .38(b)    .41    .45      .46
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               (.03)     (.22)    (.11)     .09     (.09)
---------------------------------------------------------------------------------------------------
Total from investment operations                       .40       .16      .30      .54      .37
---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.42)     (.36)    (.42)    (.45)    (.45)
---------------------------------------------------------------------------------------------------
Total distributions                                   (.42)     (.36)    (.42)    (.45)    (.45)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   7.97      7.99     8.19     8.31     8.22
---------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                  5.16      1.98     3.68     6.75     4.55
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)         121,334   142,776   60,856   73,504   86,993
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.26      1.24     1.36     1.25     1.15
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.25      1.24     1.36     1.25     1.15
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             5.34      4.27     4.79     5.50     5.49
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            283       336      149      249      272
---------------------------------------------------------------------------------------------------

                                                                    CLASS B
                                                           YEAR ENDED AUGUST 31,
                                                  ----------------------------------------
                                                   2000      1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $  8.01     8.21    8.32    8.23    8.31
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          .37(b)    .31(b)   .36   .39     .40
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (.02)    (.22)   (.11)    .09    (.09)
----------------------------------------------------------------------------------------------
Total from investment operations                      .35      .09     .25     .48     .31
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.36)    (.29)   (.36)   (.39)   (.39)
----------------------------------------------------------------------------------------------
Total distributions                                  (.36)    (.29)   (.36)   (.39)   (.39)
----------------------------------------------------------------------------------------------
Net asset value, end of period                    $  8.00     8.01    8.21    8.32    8.23
----------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                 4.57     1.10    3.06    5.96    3.79
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)         34,952   50,573   7,108   7,404   6,298
----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.94     2.08    1.99    1.93    1.89
----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.93     2.08    1.99    1.93    1.89
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            4.66     3.43    4.16    4.82    4.75
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           283      336     149     249     272
----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                                         YEAR ENDED AUGUST 31,
                                                 --------------------------------------
                                                  2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $8.02    8.22    8.33    8.24    8.32
-------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        .37(b)   .32(b)   .36   .39     .40
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (.02)   (.22)   (.11)    .09    (.09)
-------------------------------------------------------------------------------------------
Total from investment operations                    .35     .10     .25     .48     .31
-------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.37)   (.30)   (.36)   (.39)   (.39)
-------------------------------------------------------------------------------------------
Total distributions                                (.37)   (.30)   (.36)   (.39)   (.39)
-------------------------------------------------------------------------------------------
Net asset value, end of period                    $8.00    8.02    8.22    8.33    8.24
-------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                               4.43    1.24    3.10    5.98    3.82
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)        7,111   8,065   1,343   1,059   1,186
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    1.95    1.94    1.95    1.88    1.89
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     1.94    1.94    1.95    1.88    1.89
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          4.64    3.57    4.20    4.87    4.75
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         283     336     149     249     272
-------------------------------------------------------------------------------------------

NOTES:

(a) Total return does not reflect the effect of any sales charges.

(b) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Short-Term U.S. Government Fund (the "Fund")
                             is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. On February 5, 1999, the Fund acquired the net assets of Kemper
                             Short-Intermediate Government Fund, amounting to
                             $169.8 million, and issued 20.8 million shares in a tax-free reorganization. The aggregate net assets of the Fund immediately after the reorganization were $234.8 million.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through August 31, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

NOTES TO FINANCIAL STATEMENTS

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio as a temporary substitute for purchasing selected investments and to lock in the purchase price of a security which it expects to purchase in the near future. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities as a temporary substitute for selling selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At August 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $13,222,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until August 31, 2008 ($3,776,000), August 31, 2007 ($603,000), August
                             31, 2006 ($129,000), August 31, 2004 ($1,623,000),
                             August 31, 2003 ($6,308,000) and August 31, 2002
                             ($783,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1999 through August 31, 2000 the Fund incurred approximately $1,926,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended August 31, 2000, investment
                             transactions (excluding short-term instruments and
                             U.S. Government obligations) are as follows:

                             Purchases                              $209,919,384

                             Proceeds from sales                     183,769,251

                             Investment transactions of U.S. Government obligations are as follows:

                             Purchases                              $325,471,216

                             Proceeds from sales                     322,001,825

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,026,842 for the year ended August 31, 2000. This was equivalent to an annualized effective rate of .55% of the Fund's daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended August 31, 2000 are $5,712.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended August 31, 2000 are $621,387.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended August 31, 2000 are $432,195, of which $20,099 is unpaid at August 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $398,604 for the year ended August 31, 2000 of which $59,788 is unpaid at August 31, 2000.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of Scudder Kemper. For the year ended August 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $11,570 to independent trustees.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                        YEAR ENDED                          YEAR ENDED
                                                                        AUGUST 31,                          AUGUST 31,
                                                                           2000                                1999
                                                              ------------------------------       -----------------------------
                                                                SHARES            AMOUNT             SHARES            AMOUNT
                                       SHARES SOLD
                                        Class A                17,286,556      $ 137,748,853         7,809,297      $ 63,403,954
                                       -----------------------------------------------------------------------------------------
                                        Class B                 2,737,825         21,932,244         1,410,547        12,232,670
                                       -----------------------------------------------------------------------------------------
                                        Class C                 1,102,989          8,828,244           637,877         5,191,940
                                       -----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   704,009          5,594,343           464,912         3,760,082
                                       -----------------------------------------------------------------------------------------
                                        Class B                   202,646          1,618,022           141,260         1,146,262
                                       -----------------------------------------------------------------------------------------
                                        Class C                    26,321            210,115            21,180           172,020
                                       -----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (21,962,410)      (174,869,758)      (11,507,455)      (93,320,089)
                                       -----------------------------------------------------------------------------------------
                                        Class B                (3,564,918)       (28,509,936)       (2,401,364)      (19,499,695)
                                       -----------------------------------------------------------------------------------------
                                        Class C                (1,245,781)        (9,980,048)         (656,732)       (5,346,701)
                                       -----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 1,324,576         10,564,751         1,961,348        15,888,107
                                       -----------------------------------------------------------------------------------------
                                        Class B                (1,319,536)       (10,564,751)       (1,955,588)      (15,888,107)
                                       -----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN ACQUISITION
                                        Class A                        --                 --        11,717,372        95,496,510
                                       -----------------------------------------------------------------------------------------
                                        Class B                        --                 --         8,250,594        67,407,255
                                       -----------------------------------------------------------------------------------------
                                        Class C                        --                 --           839,764         6,877,642
                                       -----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $ (37,427,921)                       $137,521,850
                                       -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENT             The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended August 31, 2000, the Fund's custodian and transfer agent fees were reduced by $2,956 and $12,231, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee that is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER SHORT TERM U.S. GOVERNMENT FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Short Term U.S. Government Fund as of August 31, 2000, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Short Term U.S. Government Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996 to conformity with accounting principles generally accepted in the United States.

                                                              ERNST & YOUNG LLP


                                          Chicago, Illinois
                                          October 18, 2000

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    RICHARD L. VANDENBERG
Trustee                           President                         Vice President
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
LINDA C. COUGHLIN                                                   MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                                   BRENDA LYONS
Trustee                           KATHRYN L. QUIRK                  Assistant Treasurer
DONALD R. JONES                   Vice President
Trustee
THOMAS W. LITTAUER
Trustee and
Chairman
SHIRLEY D. PETERSON
Trustee
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com


KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Income Fund prospectus.
KSTGF - 2(10/25/00) 1122290
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)